Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the six-month period ending May 31, 2017 of NAMI Corp., a Nevada corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Ong Tee Keat, President, Director, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                  The Quarterly Report fully complies with the requirements Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2.                  The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: June 16, 2017

NAMI CORP.

By: /s/ Ong Tee Keat

Ong Tee Keat

President, Director, Principal Executive Officer,

Principal Financial Officer, Principal Accounting Officer